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                  BRIGGS & STRATTON CORPORATION AND SUBSIDARIES

                         2001 Annual Report on Form 10-K

                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-39113, File No. 33-54357, File No. 333-42842, File No. 333-64490, and File No. 333-64546.




ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
September 7, 2001